UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2013

BJ's Restaurants, Inc.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300 Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 500-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2013, BJ's Restaurants, Inc. (the "Company") held its Annual Meeting of Shareholders. Shareholders voted upon (i) the election of directors, (ii) approval, on an advisory and non-binding basis, of the compensation of named executive officers; and (iii) ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2013.

Gerald W. Deitchle, Peter A. Bassi, Larry D. Bouts, James A. Dal Pozzo, Henry Gomez, John F. Grundhofer, William L. Hyde, Jr., J. Roger King, Lea Anne S. Ottinger and Gregory A. Trojan, all of whom were directors prior to the Annual Meeting, were nominated and elected at the meeting. The following votes were cast for each of the nominees:

Name	For	Authority Withheld
Gerald W. Deitchle	24,411,974	231,158
Peter A. Bassi	24,444,251	198,881
Larry D. Bouts	24,444,088	199,044
James A. Dal Pozzo	21,564,155	3,078,977
Henry Gomez	24,471,456	171,676
John F. Grundhofer	24,443,418	199,714
William L. Hyde, Jr.	24,471,408	171,724
J. Roger King	24,443,058	200,074
Lea Anne S. Ottinger	24,471,688	171,444
Gregory A. Trojan	24,466,416	176,716

There were 2,353,671 broker non-votes with respect to the election of directors.

In addition, the shareholders approved, on an advisory and non-binding basis, the compensation of named executive officers. The following votes were cast on the approval of the advisory resolution on compensation of named executive officers: 24,346,492 For; 183,901 Against; 112,739 Abstain. There were 2,353,671 broker non-votes.

Finally, the shareholders approved the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2013 fiscal year. The following votes were cast on the ratification: 26,727,640 For; 159,066 Against; 110,097 Abstain. There were no broker non-votes.

A copy of the press release announcing the results of the Annual Meeting of Shareholders is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 6, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ's Restaurants, Inc. (Registrant)
June 6, 2013 (Date)	By:	/s/ GREGORY S. LEVIN Gregory S. Levin Executive Vice President, Secretary and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 6, 2013